SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 25, 1998


     Effective July 1, 1999, the Investment Advisory and Administration Agreement (the "Advisory Agreement") between Prasad Series Trust and Mutual Funds Leader, Inc. ("MFL") has been amended as follows:

          (1) The fee payable to MFL has been increased from the annual rate of one percent (1%) of the average value of the Fund's daily net assets to the annual rate of one and one-half percent (1.5%) of the average value of the Fund's daily net assets.

          (2) MFL will pay all of the operating expenses of the Fund with the exception of brokerage, taxes, interest and extraordinary expenses (including, without limitation, litigation and indemnification costs and obligations).

The date of this Supplement is July 1, 1999.